SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                                April 2, 1997
                     ---------------------------------
                     (Date of earliest event reported)


                              Barnes Group Inc.
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           (Exact name of Registrant as specified in its charter)


       Delaware                 1-04801               06-0247840
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     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)


            123 Main Street, Bristol, Connecticut 06011-0489
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     (Address of principal executive offices, including zip code)


                             (860) 583-7070
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          (Registrant's telephone number, including area code)


                                  N/A
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     (Former name or former address, if changed since last report)



          ITEM 5.  OTHER EVENTS.

                    On April 2, 1997, the stockholders of Barnes
          Group Inc. (the "Corporation") approved, among other things, an amendment to the Company's Restated Certificate of Incorporation (the "Amendment") which increased the authorized number of shares of common stock of the Corporation from 20 million shares to 60 million shares and decreased the par value of the common stock from $1.00 per share to $.01 per share. Stockholder approval of the Amendment was a condition to the Corporation's previously announced three-for-one stock split of its issued common shares, to be effected in the form of a 200% stock dividend. As a result of the approval of the Amendment, the stock dividend will be distributed on April 25, 1997 to common stockholders of record as of the close of business on April 3, 1997. In accordance with the terms of the Rights Agreement dated as of December 10, 1996 by and between the Corporation and ChaseMellon Shareholder Services L.L.C. (the "Rights Agreement"), following distribution of the stock dividend, preferred stock purchase rights issued under the Rights Agreement will be proportionately adjusted so that one-third of a right will trade with each outstanding share of the Corporation's common stock.

                    This description is subject to and qualified in its entirety by the press release dated April 2, 1997 filed herewith as Exhibit 99.1 and the Rights Agreement filed herewith as Exhibit 99.2, each of which are hereby incorporated by reference herein.

          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    STATEMENTS AND EXHIBITS.

               (c)  Exhibits.

                    99.1   Press release dated April 2, 1997

                    99.2   Rights Agreement dated as of December
                           10, 1996 by and between Barnes Group
                           Inc. and ChaseMellon Shareholder
                           Services L.L.C. (incorporated by
                           reference to Exhibit 1 of the
                           Registrant's Registration Statement on
                           Form 8-A filed with the Securities and
                           Exchange Commission on December 20,
                           1996)



                                   SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BARNES GROUP INC.

                                   By /s/ William V. Grickis, Jr.
                                      -------------------------------
                                      Name:  William V. Grickis, Jr.
                                      Title: Vice President,
                                               General Counsel

          Dated:  April 8, 1997



          EXHIBIT INDEX

          Exhibit No.      Description
          -----------      -----------
          99.1             Press Release dated April 2, 1997.

          99.2 Rights Agreement dated as of December 10, 1996 by and between Barnes Group Inc. and ChaseMellon Shareholder Services L.L.C. (incorporated by reference to Exhibit 1 of the Registrant's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 20, 1996)